                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

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                            ADMINISTRATION AGREEMENT

                                      among

                        WFS FINANCIAL 2005-2 OWNER TRUST,

                                   as Issuer,

                               WFS FINANCIAL INC,

                                as Administrator,

                         WFS RECEIVABLES CORPORATION 3,

                                   as Seller,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                              as Indenture Trustee

                            Dated as of March 1, 2005

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                                TABLE OF CONTENTS

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                                                                                                               Page
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
Section 1.  Duties of the Administrator......................................................................    1

Section 2.  Records..........................................................................................    7

Section 3.  Compensation.....................................................................................    8

Section 4.  Additional Information to be Furnished to the Issuer.............................................    8

Section 5.  Independence of the Administrator................................................................    8

Section 6.  No Joint Venture.................................................................................    8

Section 7.  Other Activities of Administrator................................................................    8

Section 8.  Term of Agreement; Resignation and Removal of Administrator......................................    8

Section 9.  Action upon Termination, Resignation or Removal..................................................    9

Section 10.  Notices.........................................................................................    9

Section 11.  Amendments......................................................................................   11

Section 12.  Successors and Assigns..........................................................................   11

Section 13.  Governing Law...................................................................................   11

Section 14.  Headings........................................................................................   12

Section 15.  Counterparts....................................................................................   12

Section 16.  Severability....................................................................................   12

Section 17.  Not Applicable to WFS in Other Capacities.......................................................   12

Section 18.  Limitation of Liability of Owner Trustee and Indenture Trustee..................................   12

Section 19.  Third-Party Beneficiary.........................................................................   13

Section 20.  Capitalized Terms...............................................................................   13

Section 21.  Usage of Terms..................................................................................   13

Exhibit A  Form of Power of Attorney.........................................................................  A-1

                                       i
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      This ADMINISTRATION AGREEMENT, dated as of March 1, 2005 (the
"Agreement"), is among WFS FINANCIAL 2005-2 OWNER TRUST (the "Issuer"), WFS FINANCIAL INC ("WFS" or, in its capacity as administrator, the "Administrator"), WFS RECEIVABLES CORPORATION 3, as seller (the "Seller"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee").

                              W I T N E S S E T H :

      WHEREAS, the Issuer is issuing 3.13625% Class A-1 Notes, 3.77% Class A-2 Notes, 4.17% Class A-3 Notes, 4.39% Class A-4 Notes, 4.57% Class B Notes, 4.62% Class C Notes and 4.84% Class D Notes (collectively, the "Notes"), pursuant to the indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee;

      WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Indenture, (ii) a sale and servicing agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Issuer, the Seller, WFS Financial Inc, as master servicer (the "Master Servicer"), and
(iii) a Letter of Representations, dated March 31, 2005 (the "Depository Agreement" and, together with the Basic Documents, the "Related Agreements"), among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC") relating to the Notes;

      WHEREAS, pursuant to the Related Agreements, the Issuer and Chase Bank USA, National Association, as owner trustee (the "Owner Trustee"), are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interests in the Issuer;

      WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

      WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Duties of the Administrator.

      (a)   Duties with Respect to the Depository Agreement and the Indenture.

            (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The

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      Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons, of all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                  (A) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                  (B) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                  (C) the notification of Noteholders and the Rating Agencies of the final principal payment on the Notes (Section 2.07(b));

                  (D) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(d));

                  (E) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);

                  (F) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                  (G) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.02);

                  (H) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (I) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                  (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to

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            protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

                  (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

                  (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                  (M) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                  (N) the notification of the Indenture Trustee and each Rating Agency of a Servicer Default under the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Contracts, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                  (O) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

                  (P) the duty to cause the Master Servicer to comply with the Sale and Servicing Agreement, including Section 5.08 and Articles Four and Seven thereof (Section 3.14);

                  (Q) the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each default by the Master Servicer or the Seller under the Sale and Servicing Agreement (Section 3.18);

                  (R) the monitoring of the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                  (S) the notification of the Rating Agencies of any waiver of a Default or an Event of Default (Section 5.13);

                  (T) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

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                  (U)   the preparation of any written instruments required to
            confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                  (V) maintaining the effectiveness of the sales finance company licenses required under the Maryland Code Annotated, Financial Institutions Section 11-401 et seq. and the licenses required under the Pennsylvania Motor Vehicle Sales Finance Act (Section 6.14);

                  (W) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                  (X) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                  (Y) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                  (Z) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

                  (AA) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                  (BB) the execution, authentication and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

                  (CC) the duty to notify Noteholders and the Rating Agencies of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                  (DD) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

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                  (EE)  the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                  (FF) the notification of the Rating Agencies, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to give such notification, of the information required pursuant to
            Section 11.04 of the Indenture (Section 11.04);

                  (GG) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                  (HH) the recording of the Indenture, if applicable (Section 11.15).

            (ii)  The Administrator will:

                  (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                  (C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

                  (D) indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

      (b)   Additional Duties.

            (i) In addition to the duties set forth in Section 1(a)(i), the Administrator shall perform such calculations and shall prepare or cause to be prepared by other appropriate

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      persons, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Agreements or Section 5.05 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee (A) shall, on behalf of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions and
      (B) will either execute on its behalf, or execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney appointing the Administrator the attorney-in-fact of the Owner Trustee for the purpose of executing on behalf of the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions to the extent deemed necessary by the Administrator and at the request of the Administrator. Subject to Section 5, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

            (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

            (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of any Schedule K-1s necessary to enable each Owner to prepare its federal and state income tax returns.

            (iv) The Administrator shall satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder. In connection with paragraph (ii) above, the Accountants will provide prior to December 31, 2005, a letter in form and substance satisfactory to the Owner Trustee if any tax withholding is then required and the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

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            (v)   The Administrator shall perform the duties of the
      Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

            (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

      (c)   Non-Ministerial Matters.

            (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (A)   the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                  (C) the amendment, change or modification of the Related Agreements;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Master Servicer, or the consent to the assignment by any of the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

                  (E)   the removal of the Indenture Trustee.

            (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Related Agreements, (B) take any other action that the Issuer directs the Administrator not to take on its behalf or (C) take any other action which may be construed as having the effect of varying the investment of the Holders.

      Section 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Company at any time during normal business hours.

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

      Section 3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation which shall be solely an obligation of the Company.

      Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

      Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

      Section 6. No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

      Section 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

      (a) Subject to Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

      (b) Subject to Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

      (c) Subject to Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

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            (ii)  a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

            (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

      The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

      (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

      (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

      (f) Subject to Sections 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Master Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Master Servicer shall automatically become the Administrator under this Agreement; provided, however, that this subsection (f) shall not apply at such times as the Indenture Trustee shall be the Successor Master Servicer.

      Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or
(c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

      Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

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

      (a)   if to the Issuer or the Owner Trustee, to:

            WFS Financial 2005-2 Owner Trust
            Chase Bank USA, National Association
            c/o JPMorgan Chase
            500 Stanton Christiana Rd., OPS4 /3rd Floor
            Newark, Delaware  19713
            Attention:  Institutional Trust Services

      (b)   if to the Administrator, to:

            WFS Financial Inc
            23 Pasteur
            Irvine, California  92618
            Attention:  Patricia Stout, Esq.

      (c)   if to the Indenture Trustee, to:
            Deutsche Bank Trust Company Americas
            60 Wall Street, 26th Floor
            MS NYC60-2606
            New York, New York  10005
            Attention:  Corporate Trust

      (d) Any notice required to be given to the Rating Agencies hereunder shall be in writing and addressed (and where electronic delivery is applicable and requested, shall be electronically delivered) as follows:

                  (i) if to Moody's, to:

                      Moody's Investors Service, Inc.
                      ABS Monitoring Department
                      99 Church Street
                      New York, New York  10007

                  (ii)if to Standard & Poor's, to:

                      Standard & Poor's Ratings Services
                      55 Water Street, 41st Floor
                      New York, New York  10041-0003
                      Attention: ABS Surveillance Group
                      Email: Servicer_@reports@sandp.com

                  (iii)if to Fitch, to:

                      Fitch Ratings
                      One State Street Plaza
                      New York, New York  10004

           Attention: Asset Backed Securities - Auto Group, 32nd Floor

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

      Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the holders of Certificates evidencing at least a majority of the Certificate Percentage for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes and Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

      Section 12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

      Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT THAT THE DUTIES OF THE INDENTURE TRUSTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 14. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      Section 15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

      Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 17. Not Applicable to WFS in Other Capacities. Nothing in this Agreement shall affect any obligation WFS may have in any other capacity.

      Section 18. Limitation of Liability of Owner Trustee and Indenture
Trustee.

      (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Deutsche Bank Trust Company Americas not in its individual capacity but solely as Indenture Trustee and in no event shall Deutsche Bank Trust Company Americas have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      (c) In no event shall the Indenture Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      (d) In no event shall the Indenture Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

      Section 19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

      Section 20. Capitalized Terms. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be.

      Section 21. Usage of Terms. With respect to all terms in this Agreement, unless the context otherwise requires, (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement ;
(ix) Section, subsection, Schedule and Exhibit, as applicable, references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                            WFS FINANCIAL 2005-2 OWNER TRUST

                            By: CHASE BANK USA, NATIONAL ASSOCIATION,
                                not in its individual capacity but solely as
                                Owner Trustee

                            By: ________________________________________________
                                Name:
                                Title:

                            WFS FINANCIAL INC,
                                as Administrator

                            By: ________________________________________________
                                Name:
                                Title:

                            WFS RECEIVABLES CORPORATION 3,
                                as Seller

                            By: ________________________________________________
                                Name:
                                Title:

                            DEUTSCHE BANK TRUST COMPANY
                             AMERICAS, not in its individual capacity but solely as Indenture Trustee

                            By: ________________________________________________
                                Name:
                                Title:

                                                                       EXHIBIT A

                           [FORM OF POWER OF ATTORNEY]

STATE OF DELAWARE               }
                                }
COUNTY OF NEW CASTLE            }

      KNOW ALL MEN BY THESE PRESENTS, that WFS FINANCIAL 2005-2 OWNER TRUST (the "Issuer"), does hereby make, constitute and appoint WFS Financial Inc, in its capacity as administrator under the administration agreement, dated as of March 1, 2005 (the "Administration Agreement"), among the Issuer, the Administrator, WFS Receivables Corporation 3, as seller, and Deutsche Bank Trust Company Americas, as indenture trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, or pursuant to Section 5.05 of the Trust Agreement, including to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

      All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

      Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED this ___ day of __________, _____.

                          WFS FINANCIAL 2005-2 OWNER TRUST

                          By: Chase Bank USA, National Association,
                              not in its individual capacity but solely as
                              Owner Trustee

                          By: ____________________________
                              Name:
                              Title:

STATE OF DELAWARE               }
                                }
COUNTY OF NEW CASTLE            }

      Before me, the undersigned authority, on this day personally appeared ______________, known to me to be the person whose name is subscribed to the foregoing instruments, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me this ____
day of __________, _____.

Notary Public - State of Delaware

                                      A-2